UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/10/2007

Quantum Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13449

Delaware	94-2665054
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1650 Technology Drive
Suite 800
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-944-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

AMENDMENT AND RESTATEMENT OF THE QUANTUM CORPORATION 1993 LONG-TERM INCENTIVE PLAN

On November 10, 2007, the Board of Directors (the "Board") of Quantum Corporation (the "Company") approved amendments to the Quantum Corporation 1993 Long-Term Incentive Plan (the "Incentive Plan") to comply with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"). The Section 409A amendments include, for example, requirements that modifications and amendments of awards comply with Section 409A, unless otherwise determined by the plan administrator. In addition, the Incentive Plan was amended to limit the Incentive Plan's provisions regarding dissolutions and liquidations to awards outstanding as of November 10, 2007, and to clarify that the Incentive Plan's merger provisions will apply in connection with a merger only if a change in more than 50% of the total voting power of the Company's stock occurs. The Section 409A amendments were not intended to materially increase the benefits or awards issuable under the Incentive Plan.

The Incentive Plan was also amended and restated to:

-        require stockholder approval of any downward repricings of options and stock appreciation rights; and

-        delay the commencement of the post- termination exercise period and cessation of vesting for employees and consultants who terminate their employment or consulting relationship with the Company but otherwise continue providing services as a nonemployee director.

AMENDMENT AND RESTATEMENT OF THE QUANTUM CORPORATION NONEMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

On November 10, 2007, the Board approved amendments to the Quantum Corporation Nonemployee Director Equity Incentive Plan (the "Director Plan") to comply with Section 409A. The Section 409A amendments include, for example, limitations on extensions of the term and/or post-termination exercise period of in-the-money options. In addition, the Director Plan was amended and restated to provide change of control treatment comparable to that provided in the Incentive Plan. In general, in the event of a merger of the Company that results in a change in more than 50% of the total voting power of the Company's stock or the sale of substantially all of the assets of the Company, all outstanding awards will accelerate and all vesting criteria will be deemed met unless each outstanding award is assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation.   The Section 409A amendments were not intended to materially increase the benefits or awards issuable under the Director Plan.

AMENDMENTS TO CHANGE OF CONTROL AGREEMENTS

On November 10, 2007, the Board approved certain amendments to its Change of Control Agreements with the Company's Chief Executive Officer (the "CEO Agreement"), Section 16 officers and Senior Vice Presidents (the "Officer Agreement") and Directors (the "Director Agreement") that were previously approved by the Board and that have been entered into with directors and executive officers of the Company (including the Company's Named Executive Officers). The amendments are intended to address certain potential tax consequences under Section 409A.

The key amendments to the CEO Agreement and the Officer Agreement include:

-        Revisions to the current language in the agreements requiring a 6-month delay in payment of severance benefits in the event the individual is a "specified employee" (within the meaning of Section 409A) at the time of termination;

-        Adding language to apply the amended change of control provisions in the 1993 Long-Term Incentive Plan (described above) to outstanding Rights (including restricted stock units) granted prior to November 10, 2007; and

-        Requiring 280G tax equalization payments to be paid within 30 days following the accounting firm's determination.

In addition, the CEO Agreement and the Officer Agreement were amended to provide that the agreements, as amended and restated, will be effective as of November 2007 notwithstanding the provision in the agreements imposing a 6-month delayed effective date for amendments to the agreements.

The key amendments to the Director Agreement include:

-        Requiring a 6-month delay in settlement of certain awards granted under the Director Plan and payment of any other severance benefits that would be considered deferred compensation under Section 409A in the event the director is a "specified employee" (within the meaning of Section 409A) at the time of termination; and

-        Adding language to apply the change of control provisions in the Director Plan (described above) to outstanding Awards granted under the Director Plan.

In addition, the Director Agreement was amended to provide that the agreement, as amended and restated, will be effective as of November 2007 notwithstanding the provision in the agreement imposing a 6-month delayed effective date for amendments to the agreement.

EXTENSION OF POST-TERMINATION EXERCISE PERIOD APPLICABLE TO OUTSTANDING OPTIONS HELD BY RICHARD E. BELLUZO, THE COMPANY'S CHIEF EXECUTIVE OFFICER

On November 10, 2007, the Board approved an extension of the post-termination exercise period applicable to outstanding options held by the Company's Chief Executive Officer, Richard E. Belluzo, from three (3) months to twelve (12) months in the event of his retirement.

The above stated summaries are qualified by reference to the actual plans and agreements, which are filed as Exhibits 10.1 to 10.5 of this form 8-K, and are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.1 Amended and Restated 1993 Long-Term Incentive Plan, dated November 10, 2007.

Exhibit 10.2 Amended and Restated Nonemployee Director Equity Incentive Plan, dated November 10, 2007.

Exhibit 10.3 Form of Amended and Restated Chief Executive Officer Change of Control Agreement between Registrant and Richard E. Belluzzo.

Exhibit 10.4 Form of Amended and Restated Officer Change of Control Agreement between Registrant and each of Registrant's Executive Officers (other than the Chief Executive Officer) and Senior Vice Presidents.

Exhibit 10.5 Form of Amended and Restated Director Change of Control Agreement between Registrant and each Nonemployee Director of Registrant.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Corporation

Date: November 15, 2007	By:	/s/ Shawn Hall
Shawn Hall
VP, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Amended and Restated 1993 Long-Term Incentive Plan, dated November 10, 2007.
EX-10.2	Amended and Restated Nonemployee Director Equity Incentive Plan, dated November 10, 2007.
EX-10.3	Form of Amended and Restated Chief Executive Officer Change of Control Agreement between Registrant and Richard E. Belluzzo.
EX-10.4	Form of Amended and Restated Officer Change of Control Agreement between Registrant and each of Registrant's Executive Officers (other than the Chief Executive Officer) and Senior Vice Presidents.
EX-10.5	Form of Amended and Restated Director Change of Control Agreement between Registrant and each Nonemployee Director of Registrant.